Note 9 - Long-term Debt	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Long-Term Debt [Text Block]

9. Long-Term Debt

Loan Agreement with Oxford

On May 30, 2019, the Company entered into the Loan Agreement with Oxford as the Lender. Under the Loan Agreement, the Lender made a term loan to the Company in an aggregate principal amount of $25.0 million, or the Loan, which was funded on May 30, 2019. The Company used approximately $8.9 million of the proceeds from the Loan to repay its outstanding obligations under its prior debt agreement. After deducting all loan initiation costs and outstanding interest on the prior debt agreement, the Company received $15.9 million in net proceeds.

The interest rate is calculated at a rate equal to the sum of (a) the greater of (i) the 30-day U.S. LIBOR rate reported in The Wall Street Journal on the last business day of the month that immediately precedes the month in which the interest will accrue and (ii) 2.50%, plus (b) 6.75%. Payments on the Loan were interest-only until July 1, 2020 followed by equal principal payments and monthly accrued interest payments through the scheduled maturity date of June 1, 2023. The Company’s obligations under the Loan Agreement are secured by a security interest in all the assets of the Company, other than the Company’s intellectual property which is subject to a negative pledge.

The Company may prepay the Loan at any time. If the Loan is paid prior to the maturity date, the Company will pay the Lender a prepayment charge, based on a percentage of the then outstanding principal balance, equal to 1%. Upon voluntary or mandatory prepayment, in addition to the prepayment charge, the Company is required to pay the EOT Fee, Lender’s expenses and all outstanding principal and accrued interest through the prepayment date.

The Loan Agreement includes customary representations and covenants that, subject to exceptions, will restrict the Company’s ability to do the following things: declare dividends or redeem or repurchase equity interests; incur additional liens; make loans and investments; incur additional indebtedness; engage in mergers, acquisitions, and asset sales; transact with affiliates; undergo a change in control; add or change business locations; and engage in businesses that are not related to its existing business. The Loan Agreement requires that the Company always maintain unrestricted cash of not less than $5.0 million in accounts subject to control agreements in favor of Lender, tested monthly as of the last day of the month.

The Loan Agreement also includes standard events of default, including payment defaults, breaches of covenants following any applicable cure period, a material impairment in the perfection or priority of the Lender’s security interest or in the value of the collateral, a material adverse change in business, operations or the prospect of repayment, events relating to bankruptcy or insolvency. The Loan also contains a cross default provision, under which if a third party (under any agreement) has the right to accelerate indebtedness greater than $250,000, the Loan would also be considered in default. In addition, the Loan defines events which negatively impact government approvals, judgments in excess of $500,000 and the delisting of the Company’s shares of common stock on the Nasdaq Global Market, or Nasdaq, as events of default. Upon the occurrence of an event of default, a default interest rate of an additional 5% may be applied to the outstanding loan balances, and the Lender may declare all outstanding obligations immediately due and payable and take such other actions as set forth in the Loan Agreement. Acceleration would result in the payment of any applicable prepayment charges and application of the default interest rate to the outstanding balance until payment is made in full. The Company bifurcated a compound derivative liability related to a contingent interest feature and acceleration upon default provision (contingent put option) provided to the Lender. The bifurcated embedded derivative must be valued and separately accounted for in the Company’s consolidated financial statements. The contingent put option liability is classified as a component of other long-term liabilities. As of December 31, 2022, the estimated fair value of the contingent put option liability was $10,000 which was determined by using a risk-neutral valuation model, wherein the fair value of the underlying debt facility is estimated, both with and without the presence of the default provisions, holding all other assumptions constant.

In connection with the Loan Agreement, on May 30, 2019, the Company issued warrants to the Lender and its affiliates, which are exercisable for an aggregate of 8,833 shares of the Company’s common stock with a per share exercise price of $56.60, or the Warrants. The Warrants have been classified within stockholders’ equity (deficit) and accounted for as a discount to the loan by allocating the gross proceeds on a relative fair value basis. For further discussion, see Note 12, “Warrants”.

The outstanding balance due under the Loan Agreement was $5.4 million and $13.3 million at December 31, 2022 and 2021, respectively. Interest expense related to the Loan Agreement was $1.1 million, of which $0.4 million represented amortization of the debt discount, and $2.2 million, $0.7 million of which represented amortization of the debt discount, for the years ended December 31, 2022 and 2021, respectively, and the effective interest rate was approximately 13.6% and 13.2% for the years ended December 31, 2022 and 2021, respectively.

Future Payments on Long-Term Debt

The following table summarizes the outstanding future payments associated with the Company’s long-term debt as of December 31, 2022 (in thousands):

2023	$5,551

Total payments	5,551
Less amount representing interest	(134)

Notes payable, gross	5,417
Less: Unamortized portion of EOT Fee	(26)
Less: Unamortized discount on notes payable	(28)

Long-term debt	5,363
Less current portion	(5,363)

Long-term debt, net of current portion	$—